Interest and Other Expense, Net - Interest and Other Expense, Net (Detail) - USD ($) $ in Thousands		12 Months Ended
		Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2022
Other Income and Expenses [Abstract]
Interest income	[1]	$ (17,453)	$ (21,248)	$ (7,821)
Interest expense	[1]	34,892	23,093	16,911
Foreign exchange loss	[2]	13,212	12,057	16,720
Other, net		6,886	3,727	581
Total		$ 37,537	$ 17,629	$ 26,391

[1]	The net change in interest expense net of interest income, is primarily attributable to lower level cash balance. Interest expense includes certain fees and for further details, please see Note 13 to the consolidated financial statements.
[2]	The Foreign exchange loss in fiscal years 2024, 2023 and 2022 is primarily attributable to volatility of certain currencies’ exchange rates for which hedging the exposure through derivatives financial instruments was not cost effective as well as to the cost of executing our hedging policy through derivatives financial instruments.